UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED

HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sixty One Wilton Road

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders

On November 30, 2016, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held a Special Meeting of Shareholders (the “Special Meeting”). At the Special Meeting, the shareholders of the Trust voted to approve amendments to the Amended and Restated Trust Agreement, as amended through the date of the Special Meeting (the “Trust Agreement”), of the Trust to authorize the board of directors of the Company (the “Board”) to create classes or series of, and to issue up to 50,000,000, preferred shares of the Trust with such terms as may be designated and approved by the Board, without further approval of the shareholders, including amendments to Sections 2.4, 3.1, 5.6, and 10.2 and the new definitions added in Section 1.1(b) of the Trust Agreement. The Board also previously approved other amendments to the Trust Agreement to incorporate certain updates of tax-related provisions and other technical or clean-up changes. Following the Special Meeting, the Company, as sponsor, BNY Mellon Trust of Delaware, as Delaware trustee, and Alan B. Offenberg and Ryan J. Faulkingham, as regular trustees, entered into the Second Amended and Restated Trust Agreement of the Trust (the “Amended Trust Agreement”), which reflects the above amendments, effective December 6, 2016. The Amended Trust Agreement is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The shareholders also voted at the Special Meeting to approve amendments to the Fourth Amended and Restated Operating Agreement (the “LLC Agreement”) of the Company to authorize the Board to create classes or series of, and to issue up to 50,000,000, trust preferred interests in the Company with such terms as may be designated and approved by the Board, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company), including amendments to Sections 1.3, 2.5, 3.1(a), 5.1, 14.1(i) and (ii), and Articles 10 and 12 of the LLC Agreement. The Board also previously approved other amendments to the LLC Agreement to incorporate certain updates of tax-related provisions and other technical or clean-up changes. Following the Special Meeting, the Board further approved additional, clean-up amendments to the LLC Agreement and, thereafter, the Trust, as the holder of all trust interests of the Company, and Sostratus LLC, as the holder of all allocation interest of the Company, entered into the Fifth Amended and Restated Operating Agreement of the Company (the “Amended LLC Agreement”), which reflects the above amendments, effective December 6, 2016. The Amended LLC Agreement is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 above is incorporated herein in its entirety.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits

3.1    Second Amended and Restated Trust Agreement of the Trust

3.2    Fifth Amended and Restated Operating Agreement of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2016	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2016	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer